Exhibit 99.1

Beginning with its quarterly report on Form 10-Q filed on June 28, 2017 for the fiscal quarter ended May 31, 2017, OMNOVA Solutions Inc. (the "Company") began reporting its financial results under two new reporting segments: "Performance Materials", a segment comprised of the Company's mature business lines, and "Specialty Solutions", a segment focused on the Company's higher growth, specialty business lines. The business lines within the Company's prior reporting segments, Performance Chemicals and Engineered Surfaces, were reorganized into the new segments based on their alignment with each segment's primary characteristics.
Included in this Exhibit is unaudited supplemental segment information, reflecting the new segment reporting structure, for the quarterly periods in fiscal 2017, 2016 and 2015.

	Three Months Ended	Three Months Ended
(In millions)	February 28, 2017	February 29, 2016
Net Sales
Specialty Solutions	$93.7	$89.6
Performance Materials	80.9	85.7
Total Net Sales	$174.6	$175.3
Segment Operating Profit
Specialty Solutions	$9.8	$11.3
Performance Materials	4.4	(.9)
Interest expense	(5.2)	(5.8)
Corporate expense	(7.0)	(5.4)
Income (Loss) Before Income Taxes	2.0	(.8)
Income tax (benefit) expense	(1.6)	.3
Net Income	$3.6	$(1.1)

Three Months Ended
(In millions)	May 31, 2016
Net Sales
Specialty Solutions	$106.2
Performance Materials	95.8
Total Net Sales	$202.0
Segment Operating Profit
Specialty Solutions	$19.4
Performance Materials	5.2
Interest expense	(5.7)
Corporate expense	(8.6)
Operational, administrative, and other improvement costs	.1
Income (Loss) Before Income Taxes	10.4
Income tax (benefit) expense	3.2
Income (loss) from continuing operations	7.2
Net Income	$7.2

Three Months Ended
(In millions)	August 31, 2016
Net Sales
Specialty Solutions	$107.1
Performance Materials	88.5
Total Net Sales	$195.6
Segment Operating Profit
Specialty Solutions	$16.9
Performance Materials	4.3
Interest expense	(5.9)
Corporate expense	(6.6)
Acquisition and integration related expense	(.4)
Debt issue write-off costs	(1.7)
Income (Loss) Before Income Taxes	6.6
Income tax (benefit) expense	1.9
Income (loss) from continuing operations	4.7
Net Income	$4.7

Three Months Ended
(In millions)	November 30, 2016
Net Sales
Specialty Solutions	$101.4
Performance Materials	85.6
Total Net Sales	$187.0
Segment Operating Profit
Specialty Solutions	$6.8
Performance Materials	5.3
Interest expense	(7.3)
Corporate expense	(4.9)
Operational, administrative, and other improvement costs	.4
Corporate Severance	(4.9)
Acquisition and integration related expense	(.5)
Debt issuance costs write-off	(1.2)
Income (Loss) Before Income Taxes	(6.3)
Income tax (benefit) expense	(4.9)
Income (loss) from continuing operations	(11.2)
Net Income	$(11.2)

Three Months Ended
(In Millions)	February 28, 2015
Net Sales
Specialty Solutions	$100.7
Performance Materials	106.2
Total Net Sales	$206.9
Segment Operating Profit
Specialty Solutions	$11.6
Performance Materials	(.9)
Interest expense	(6.8)
Corporate expense	(8.3)
Income (Loss) Before Income Taxes	(4.4)
Income tax (benefit) expense	(1.2)
Income (loss) from continuing operations	(3.2)
Net Income	$(3.2)

Three Months Ended
(In Millions)	May 31, 2015
Net Sales
Specialty Solutions	$112.7
Performance Materials	107.5
Total Net Sales	$220.2
Segment Operating Profit
Specialty Solutions	$16.8
Performance Materials	1.4
Interest expense	(6.8)
Corporate expense	(6.8)
Asset impairment	(.6)
Acquisition and integration related expense	(.4)
Income (Loss) Before Income Taxes	3.6
Income tax (benefit) expense	.6
Income (loss) from continuing operations	3.0
Discontinued operations, net of tax	.9
Net Income	$3.9

Three Months Ended
(In Millions)	August 31, 2015
Net Sales
Specialty Solutions	$106.4
Performance Materials	104.5
Total Net Sales	$210.9
Segment Operating Profit
Specialty Solutions	$11.9
Performance Materials	.8
Interest expense	(6.8)
Corporate expense	(6.0)
Income (Loss) Before Income Taxes	(.1)
Income tax (benefit) expense	(.5)
Income (loss) from continuing operations	.4
Net Income	$.4

Three Months Ended
(In millions)	November 30, 2015
Net Sales
Specialty Solutions	$100.1
Performance Materials	99.9
Total Net Sales	$200.0
Segment Operating Profit
Specialty Solutions	$13.8
Performance Materials	(20.6)
Interest expense	(7.8)
Corporate expense	(5.0)
Debt issuance cats write-off	(.6)
Income (Loss) Before Income Taxes	(20.2)
Income tax (benefit) expense	1.3
Income (loss) from continuing operations	(18.9)
Net Income (loss)	$(18.9)